                                                                     EXHIBIT 21

                        SUBSIDIARIES OF THE REGISTRANT**
                               DECEMBER 31, 1993




                                                                                               Number of
                                                                                               Subsidiaries
                                    States or                                           --------------------------
Name of                             Jurisdiction of     Nature of Principal             United
Subsidiary                          Incorporation        Business Conducted             States          Foreign
- ------------------------            ---------------     -------------------             ------          -------
Hertz International, Ltd.             Delaware          Renting and leasing                1               60
                                                        of motor vehicles
                                                        without drivers, and
                                                        renting, leasing and
                                                        selling construction
                                                        and materials handling
                                                        equipment


Hertz Equipment Rental                Delaware          Renting, leasing and               -               -
  Corporation                                           selling construction
                                                        and materials handling
                                                        equipment


Hertz Claim Management                Delaware          Claim administration               5               -
  Corporation                                           service





** Certain subsidiaries have been omitted, as they do not in the aggregate constitute a significant subsidiary.





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